UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 30, 2008

GLOBAL 8 ENVIRONMENTAL TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

000-30096
(Commission file number)

Nevada	77-0454933
(State or other jurisdiction of incorporation or organization)	(IRS Employer Identification No.)

210 Broadway, Suite 208 Orangeville, Ontario L9W5G4	(888) 419-0430
(Address of principal executive offices)	(Registrant’s telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8      Other Events

Item 8.01 Issuance of Press Release

On June 30, 2008, the Registrant issued a press release wherein the Registrant announced a licensing agreement with Osaw Maskwa, which has acquired the exclusive worldwide license rights from Global 8 to market and develop Environmental Technology Centers.

A copy of the press release is attached to this Report as Exhibit 99.1, and incorporated herein by reference.

Section 9      Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

      Exhibit 99.1   Press Release dated June 30, 3008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: July 1, 2008                                                               Global 8 Environmental Technologies, Inc.

By: /s/ Edwin Kroeker
Edwin Kroeker
Chief Executive Officer